UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

PetroLogistics LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35529 (Commission File Number)	45-2532754 (IRS Employer Identification No.)

600 Travis Street, Suite 3250
Houston, TX 77002
(Address of principal executive office) (Zip Code)

(713) 255-5990
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On January 8, 2013, PetroLogistics LP (the “Partnership”) successfully completed all repairs to its propane dehydrogenation facility and the facility resumed propylene production. A copy of the Partnership’s press release regarding these events is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1                    Press Release dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROLOGISTICS LP

	By:	PetroLogistics GP LLC,
Its General Partner

Dated: January 9, 2013
	By:	/s/ Richard Rice
	Name:	Richard Rice
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1                Press Release dated January 9, 2013.